Exhibit 99.1

Macerich Announces Proposed Offering of Exchangeable Senior Notes

SANTA MONICA, Calif., August 6, 2026 – The Macerich Company (NYSE: MAC) (“Macerich”) announced today that its operating partnership, The Macerich Partnership, L.P. (“Macerich Partnership”), intends to offer, subject to market and other conditions, $600 million aggregate principal amount of exchangeable senior notes due 2031 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Macerich will fully and unconditionally guarantee the notes on a senior, unsecured basis. Macerich Partnership also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $90 million aggregate principal amount of notes.

The notes will be senior, unsecured obligations of Macerich Partnership, and will accrue interest payable semi-annually in arrears. The notes will mature on August 15, 2031, unless earlier repurchased, exchanged or redeemed. Noteholders will have the right to exchange their notes in certain circumstances and during specified periods. Exchanges will be settled in cash up to the aggregate principal amount of the notes to be exchanged and, if applicable, cash, shares of Macerich’s common stock or a combination thereof, at Macerich Partnership’s election, in respect of the remainder (if any) of Macerich Partnership’s exchange obligations in excess of the aggregate principal amount of the notes being exchanged.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Macerich Partnership’s option at any time, and from time to time, on or after August 20, 2029 and on or before the 41st scheduled trading day immediately before the maturity date of the notes, but only if the last reported sale price per share of Macerich’s common stock exceeds 130% of the exchange price of the notes for a specified period of time and certain other conditions are satisfied. Macerich Partnership may also redeem the notes, in whole or in part (subject to certain limitations), for cash at any time, and from time to time, if Macerich’s board of directors (or a committee thereof) determines such redemption is necessary to preserve Macerich’s status as a real estate investment trust. In either case, the redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The holders of the notes will be entitled to the benefits of a registration rights agreement pursuant to which Macerich will agree to register the resale of the shares of Macerich’s common stock, if any, deliverable upon exchange of the notes under the Securities Act.

The interest rate, initial exchange rate and other terms of the notes will be determined at the pricing of the offering.

In connection with the pricing of the notes, Macerich Partnership and Macerich expect to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates or certain other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Macerich’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce the potential dilution to Macerich’s common stock upon any exchange of notes and/or offset any cash payments Macerich Partnership is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap.

Macerich Partnership has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Macerich’s common stock and/or purchase shares of Macerich’s common stock or other securities of Macerich in secondary market transactions concurrently with, or shortly after, the pricing of the notes, including with, or from, as the case may be, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of Macerich’s common stock or the notes at that time. In addition, Macerich Partnership expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Macerich’s common stock and/or purchasing or selling Macerich’s common stock or other securities of Macerich or Macerich Partnership in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any repurchase of notes by Macerich Partnership on a fundamental change repurchase date, any redemption date or exchange of the notes and during the 40 VWAP trading day period beginning on the 41st scheduled trading day immediately before the maturity date of the notes, or, to the extent Macerich Partnership exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause, reduce the extent of or avoid an increase or a decrease in the market price of Macerich’s common stock or the notes, which could affect the ability of holders to exchange the notes, and, to the extent the activity occurs during any observation period related to an exchange of notes, it could affect the number of shares of Macerich’s common stock, if any, and value of the consideration that holders will receive upon exchange of the notes.

Macerich Partnership intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions, and the remainder of the net proceeds to refinance existing secured debt and for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Macerich Partnership expects to use a portion of the proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties. Pending such use, Macerich Partnership may invest the net proceeds in short-term, interest-bearing deposit accounts.

The offer and sale of the notes, the related guarantee and any shares of Macerich’s common stock deliverable upon exchange of the notes have not been registered under the Securities Act or any other securities laws, and the notes, such guarantee and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

Although Macerich Partnership and Macerich intend to enter into a registration rights agreement pursuant to which Macerich will agree to file a resale registration statement under the Securities Act covering the resale of shares of Macerich’s common stock, if any, deliverable upon exchange of the notes, the registration rights agreement will contain significant limitations, and a resale registration statement may not be available at the time investors wish to resell the shares of Macerich’s common stock, if any, deliverable upon exchange of their notes. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of Macerich’s common stock deliverable upon exchange of the notes, nor will there be any sale of the notes or any such shares of Macerich’s common stock, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Macerich

Macerich (NYSE: MAC) is a fully integrated, self-managed, self-administered real estate investment trust (REIT). As a leading owner, operator, and developer of high-quality retail real estate in densely populated and attractive U.S. markets, Macerich’s portfolio is concentrated in California, the Pacific Northwest, Phoenix/Scottsdale, and the Metro New York to Washington, D.C. corridor. Developing and managing properties that serve as community cornerstones, Macerich currently owns approximately 40 million square feet of real estate, consisting primarily of interests in 38 retail centers.

Forward-Looking Information

Information set forth in this press release contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect Macerich’s expectations regarding future events and plans, including, but not limited to, statements regarding the proposed offering of the notes and the capped call transactions, Macerich’s potential grant to the initial purchasers of an option to purchase additional notes, the completion, timing and size of the offering, the anticipated terms of the notes and the capped call transactions, the expected use of proceeds, and expectations regarding the actions of the option counterparties and their respective affiliates. Generally, the words “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “scheduled,” “predicts,” “may,” “will,” “should,” “could,” variations of such words and similar expressions identify forward-looking statements. The forward-looking statements are based on information currently available to us and involve a number of known and unknown assumptions, risks, uncertainties and other factors, which may be difficult to predict and beyond the control of Macerich, which could cause actual results to differ materially from those contained in the forward-looking statements. These factors include market conditions, including market interest rates and the trading price and volatility of Macerich’s common stock, whether Macerich will consummate the offering and the capped call transactions on the expected terms or at all, and the risks and uncertainties detailed from time to time in Macerich’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. Macerich disclaims any obligation to publicly update or revise any forward-looking statements contained in this press release whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

INVESTOR CONTACT: Investor Relations, IR@macerich.com